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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) July 30, 2003



                            VITA FOOD PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)



          Nevada                      1-12599                36-3171548
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(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)




              2222 W. Lake Street
            Chicago, Illinois 60612                              60612
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   (Address of principal executive offices)                    (Zip Code)




                                 (312) 738-4500
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)






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ITEM 7. Financial Statements and Exhibits.

     (a)      Financial statements of business acquired.

              Not applicable.

     (b)      Pro forma financial information.

              Not applicable.

     (c)      Exhibits.

              See exhibit index attached.

ITEM 9. Regulation FD Disclosure

     The information required by "Item 12. Results of Operations and Financial Condition" is being provided under Item 9 pursuant to guidance from the Securities and Exchange Commission set forth in Release No. 33-8216.

     The information included in this section is intended to be furnished pursuant to "Item 12. Results of Operations and Financial Condition." Such information, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

On July 30, 2003, Vita Food Products, Inc. issued a press release announcing its results of operations for the quarter and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VITA FOOD PRODUCTS, INC.


Date: August 1, 2003                      By:       /s/ Stephen D. Rubin
                                             -----------------------------------
                                                      Stephen D. Rubin
                                                          President
                                                (Principal Executive Officer)



Date: August 1, 2003                      By:      /s/ Clifford K. Bolen
                                             -----------------------------------
                                                     Clifford K. Bolen
                                                 Senior Vice President and
                                                  Chief Financial Officer
                                                 (Principal Financial and
                                                    Accounting Officer)















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                                  EXHIBIT INDEX


Exhibit Number             Document
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99.1                       Press release dated July 30, 2003.



































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